VANGUARD FIXED INCOME SECURITIES FUND
                              SHORT-TERM CORPORATE PORTFOLIO
                                  PROSPECTUS SUPPLEMENT

                                      JULY 28, 1997

The Short-Term Corporate Portfolio offers two, separate classes of shares. This prospectus relates to the "Investor Shares" of the Portfolio, which require a minimum initial investment requirement of $3,000 ($1,000 for IRAs). The Portfolio's "Institutional Shares," offered through a separate prospectus, are designed for investors who are able to meet a minimum initial investment requirement of $50 million and generally do not require special employee benefit plan services. To obtain a prospectus for the Institutional Shares, please call Vanguard's Institutional Investor Group at 1-800-523-1036. Note that the Portfolio's separate share classes have different expenses; as a result, their investment performance will vary.

                                                                            PS39